SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Ultra Short-Term Income Fund (the “Fund”)

Effective on June 1, 2020, the information with respect to the Fund in the management fee table in the section entitled “Manager and Class-Level Administrator” is hereby replaced with the following:

Fund	Fee
Ultra Short-Term Income Fund	First $1B Next $4B Next $5B Over $10B	0.250% 0.225% 0.190% 0.180%

May 29, 2020